KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2017

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5 - 6

Consolidated Statements of Cash Flows	7 - 8

Notes to Interim Consolidated Financial Statements	9 - 14

- - - - - - - - - - -

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$47,152	$266,683	$31,507
Rents and other receivables, net	1,742	1,916	1,436
Prepaid expenses and other assets	10,414	3,665	1,617
Restricted cash	11,037	6,045	11,113

	70,345	278,309	45,673
NON-CURRENT ASSETS
Investment properties	1,757,213	1,297,849	1,660,475
Escrow deposit for acquisition of real estate	-	-	2,000
Investment in joint venture	96,057	137,707	152,533
Investment in debt instruments, net	9,754	27,850	4,683
Available for sale financial asset	4,317	5,305	5,305
Restricted cash	12,311	13,383	12,905

	1,879,652	1,482,094	1,837,901

Total assets	$1,949,997	$1,760,403	$1,883,574

LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$425,345	$203,128	$402,153
Accounts payable and accrued liabilities	29,763	17,204	26,012
Due to Parent Company	-	5,668	-
Other liabilities	7,539	7,346	10,868

	462,647	233,346	439,033
LONG-TERM LIABILITIES
Notes and bonds payable, net	332,878	368,121	305,016
Debentures, net	259,878	248,599	243,455
Rental security deposits	7,862	5,434	7,227
	600,618	622,154	555,698

Total liabilities	1,063,265	855,500	994,731

EQUITY
Owner's net equity	860,413	813,195	862,712
Non-controlling interests	26,319	91,708	26,131

Total equity	886,732	904,903	888,843

Total liabilities and equity	$1,949,997	$1,760,403	$1,883,574
The accompanying notes are an integral part of the interim consolidated financial statements.

May 10, 2017	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith Hall
Date of approval of	Waldvogel, Jeffrey	McMillan, Peter III	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended March 31,		Year ended December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$29,752	$22,644	$104,000
Tenant reimbursements	5,637	4,754	20,762
Interest income from debt investments	160	-	3,765
Other operating income	1,553	780	3,387

Total revenues and other income	37,102	28,178	131,914

Expenses:
Operating, maintenance, and management fees	(10,908)	(9,520)	(41,906)
Real estate taxes and insurance	(4,737)	(3,874)	(16,887)

Total expenses	(15,645)	(13,394)	(58,793)

Gross profit	21,457	14,784	73,121

Fair value adjustment of investment properties, net	(2,721)	(2,554)	28,926
Equity in income of joint venture	1,694	856	13,462
Asset management fees to affiliate	(2,748)	(2,088)	(9,628)
General and administrative expenses	(915)	(295)	(2,749)

Operating profit	16,767	10,703	103,132

Finance income	1,885	5	43
Finance expenses	(9,386)	(5,177)	(29,249)
Foreign currency transaction adjustments, net	(4,671)	(303)	(2,997)

Net income	$4,595	$5,228	$70,929

Net income attributable to owner	$4,401	$5,489	$70,526
Net income (loss) attributable to non-controlling interests	194	(261)	403

Net income	$4,595	$5,228	$70,929
The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31,		Year ended December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

Net income	$4,595	$5,228	$70,929

Total comprehensive income	$4,595	$5,228	$70,929

Total comprehensive income attributable to owner	$4,401	$5,489	$70,526

Total comprehensive income (loss) attributable to non-controlling interests	194	(261)	403

Total comprehensive income	$4,595	$5,228	$70,929

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2017 (audited)	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843

Net income	-	4,401	-	4,401	194	4,595

Total comprehensive income	-	4,401	-	4,401	194	4,595
Dividends to Owner	-	(6,700)		(6,700)		(6,700)
Non-controlling interests contributions	-	-	-	-	1	1
Distributions to non-controlling interest	-	-	-	-	(7)	(7)

Balance at March 31, 2017	$413,087	$405,695	$41,631	$860,413	$26,319	$886,732

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2016 (audited)	$419,267	$389,168	$—	$808,435	$104,622	$913,057

Net income	-	5,489	-	5,489	(261)	5,228

Total comprehensive income	-	5,489	-	5,489	(261)	5,228
Dividends to Owner	-	(6,600)	-	(6,600)	-	(6,600)
Distributions to Owner	(27,087)	-	-	(27,087)	-	(27,087)
Contributions from Owner	20,879	-	-	20,879	-	20,879
Acquisitions of non-controlling interests	-	-	12,079	12,079	(12,820)	(741)
Non-controlling interests contributions	-	-	-	-	167	167

Balance at March 31, 2016	$413,059	$388,057	$12,079	$813,195	$91,708	$904,903

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2016	$419,267	$389,168	$—	$808,435	$104,622	$913,057

Net income	-	70,526	-	70,526	403	70,929

Total comprehensive income	-	70,526	-	70,526	403	70,929
Dividends to Owner	-	(51,700)	-	(51,700)	-	(51,700)
Distributions to Owner	(27,087)	-	-	(27,087)	-	(27,087)
Contributions from Owner	20,907	-	-	20,907	-	20,907
Acquisitions of non-controlling interests	-	-	41,631	41,631	(79,617)	(37,986)
Non-controlling interests contributions	-	-	-	-	803	803
Distributions to non-controlling interest	-	-	-	-	(80)	(80)

Balance at December 31, 2016	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands
Cash flows from operating activities:

Net income	$4,595	$5,228	$70,929
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of joint venture	(1,694)	(856)	(13,462)
Fair value adjustment on investment properties, net	2,721	2,554	(28,926)
Deferred rent	(925)	(556)	(3,084)
Bad debt (recovery) expense	(36)	210	658
Financing expense, net	9,386	5,177	29,249
Financing income, net	(1,885)	(5)	(43)
Interest income from debt instruments, net	(160)	-	(3,812)
Foreign currency transaction adjustments	4,671	303	2,997
	16,673	12,055	54,506
Changes in assets and liabilities:
Restricted cash	383	(409)	(3,546)
Rents and other receivables	(243)	(447)	(577)
Prepaid expenses and other assets	(2,331)	(2,156)	(1,780)
Accounts payable and accrued liabilities	(1,563)	(1,543)	2,023
Rental security deposits	635	174	1,967
Due to Parent Company	-	17	-
Other liabilities	751	3	439
Lease incentive additions	(29)	(329)	(1,164)
	(2,397)	(4,690)	(2,638)

Net cash provided by operating activities	14,276	7,365	51,868

Cash Flows from Investing Activities:
Acquisitions of investment properties	(82,235)	-	(293,832)
Improvements to investment properties	(6,802)	(8,200)	(38,915)
Escrow deposits for future real estate purchases	-	-	(2,000)
Investments in debt investments, net	(5,000)	-	(4,625)
Repayment of debt investments	-	-	27,850
Proceeds from insurance claims	-	-	256
Investment in unconsolidated joint venture	-	(600)	(2,820)
Distributions of capital from investment in joint venture	58,170	-	-
Distribution of capital from available for sale financial asset	988	-	-
Purchase of interest rate cap	(107)	-	(15)
Finance income received	1,949	5	3,745
Restricted cash for capital expenditures, net	1,231	(7,771)	(7,171)
Funding of restricted cash for development obligations	-	-	(2,575)

Net cash used in investing activities	(31,806)	(16,566)	(320,102)

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	87,405	286,300	564,336
Principal payments on notes and bond payable	(35,808)	(13,645)	(154,802)
Payments of deferred financing costs	(1,329)	(7,955)	(12,377)
Interest paid	(10,390)	(3,584)	(20,756)
Repayments to Parent Company	-	-	(5,512)
Borrowings from Parent Company	-	3,850	4,375
Restricted cash for debt service obligations	-	(5,386)	(5,595)
Non-controlling interests contributions	1	167	803
Distributions to non-controlling interests	(7)	-	(80)
Acquisition of non-controlling interests	-	(741)	(37,986)
Dividends to Owner	(6,700)	(6,600)	(51,700)
Distributions to Owner	-	(27,087)	(27,087)
Contributions from Owner	-	20,879	20,907
Other financing proceeds, net	-	-	647

Net cash provided by financing activities	33,172	246,198	275,173

Effect of exchange rate changes on cash and cash equivalents	3	8,614	3,496

Net increase in cash and cash equivalents	15,645	245,611	10,435

Cash and cash equivalents, beginning of period	31,507	21,072	21,072

Cash and cash equivalents, end of period	$47,152	$266,683	$31,507

Supplemental Disclosure of Noncash Investing and Financing Activities:

Increase in accrual improvements to real estate	$7,826	$122	$3,328

Increase in restricted cash related to property insurance proceeds	$744	$—	$2,197
Decrease in restricted cash in connection with development obligations	$159	$842	$2,926
Application of escrow deposits to acquisition of investment properties	$2,000	$—	$—

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:    GENERAL INFORMATION

a.
The accompanying unaudited interim financial statements have been prepared in a condensed format as of March 31, 2017 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2016 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans.

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

b.	Initial adoption of new Standards, Interpretations and Amendments by the Company:

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:-    INVESTMENT IN SIGNIFICANT JOINT VENTURE

The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.

Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	March 31,		December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$14,217	$11,099	$10,885
Non-current assets (investment property)	438,495	411,225	437,314
Current liabilities	4,666	7,199	162,825
Non-current liabilities	257,711	159,553	556

Equity	$190,335	$255,572	$284,818
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$96,057	$137,707	$152,533

(1)	The company holds 60% of KBS SOR SREF III 110 William, LLC.

	Three months ended March 31,		Year ended December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

Revenues	$7,866	$7,726	$31,354
Gross profit	3,854	3,787	14,559
Operating profit (*)	3,854	3,212	33,241
Net Income (*)	2,468	1,711	27,256

Share of profit from joint venture (Based on the waterfall mechanism)	1,694	856	13,462

(*)Includes revaluation of investment property	$—	$(575)	$18,682

During the three months ended March 31, 2017, KBS SOR SREF III 110 William, LLC made a $58.2 million return of capital distribution to the Company and a $38.8 million return of capital distribution to the 110 William JV Partner funded with proceeds from the 110 William refinance discussed in note 5.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4:-    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of March 31, 2017 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2016.  The fair value of the debentures payable as of March 31, 2017 was approximately $273.8 million (992.2 million NIS).

The change in fair value of foreign currency collars that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of operations. During the three months ended March 31, 2017, the Company recognized a net loss of $4.7 million derived from an $11.1 million gain related to the foreign currency collars, which is shown net against $15.8 million of foreign currency transaction loss related to exchange differences of the debentures. The loss is shown in the accompanying consolidated statements of operations as foreign currency transaction loss, net. As of March 31, 2017, the Company used Level 2 inputs to measure the foreign currency collars fair value at $7.2 million, which is shown in prepaid expenses and other assets on the accompanying balance sheets of financial position.

As of March 31, 2017, the Company had a working capital shortfall amounting to $392.3 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to either exercise extension options available under the loans or refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of Company properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:-     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Acquisition and Financing of Crown Pointe:

On February 14, 2017, the Company, through an indirect wholly owned subsidiary (the "Buyer"), acquired an office property consisting of two office buildings containing an aggregate of 499,968 rentable square feet in Dunwoody, Georgia (“Crown Pointe”). The seller is not affiliated with the Company or KBS Capital Advisors LLC, the Company's external advisor.

The purchase price of Crown Pointe was $83.4 million plus closing costs. The Company funded the purchase of Crown Pointe with its available sources and from the Crown Pointe Mortgage Loan (defined below).

Crown Pointe is comprised of two office buildings that were built in 1985 and 1989 and were 72% leased to 59 tenants with a weighted-average remaining lease term of 3.5 years at acquisition.

On February 14, 2017, in connection with the acquisition of Crown Pointe, the Buyer entered into a loan agreement with an unaffiliated lender (the “Lender”) for borrowings of up to $62.5 million, secured by Crown Pointe (the “Crown Pointe Mortgage Loan”). At closing, $50.5 million of the Crown Pointe Mortgage Loan was funded. Of the remaining $12.0 million available under the Crown Pointe Mortgage Loan, $9.5 million is available for future disbursements to be used for tenant improvements and leasing commissions and $2.5 million is available as an earn-out advance, subject to certain terms and conditions contained in the loan documents.

The Crown Pointe Mortgage Loan matures on February 13, 2020, with two 12-month extension options, subject to certain terms and conditions contained in the loan documents and the payment of an extension fee. The Crown Pointe Mortgage Loan bears interest at a floating rate of 2.6% over one-month LIBOR. In addition, the Company entered into an interest rate cap that effectively limits one-month LIBOR on $46.9 million of the outstanding loan balance at 3.0% effective February 21, 2017 through February 13, 2020. Monthly payments are interest only during the initial term with the entire unpaid principal balance and all outstanding interest and fees due at maturity.

KBS SOR Properties, LLC, a separate wholly owned subsidiary of the Company through which the Company indirectly owns all of its real estate assets (“KBS SOR Properties”), provided a guaranty of 25% of the outstanding principal balance of the Crown Pointe Mortgage Loan, which guaranty amount can be reduced to zero upon certain conditions being met. KBS SOR Properties provided a guaranty of the Crown Pointe Mortgage Loan with respect to certain potential deficiencies, losses or damages suffered by the lender resulting from certain intentional acts committed by the Buyer or KBS SOR Properties in violation of the loan documents. KBS SOR Properties also provided a guaranty of the principal balance and any interest or other sums outstanding under the Crown Pointe Mortgage Loan in the event of certain bankruptcy or insolvency proceedings involving the Buyer.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:-     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Refinancing of 110 William Street:

On March 6, 2017, the 110 William Joint Venture closed the refinancing of the 110 William first mortgage loan and a mezzanine loan (the “Refinancing”). The 110 William Joint Venture repaid $156.0 million of principal related to the 110 William Street first mortgage loan and a mezzanine loan. The Refinancing was comprised of the following loans from unaffiliated lenders: (i) a mortgage loan in the maximum amount of up to $232.3 million from Morgan Stanley Bank, N.A., a national banking association (the “110 William Street Mortgage Loan”), (ii) a senior mezzanine loan in the maximum amount of up to $33.8 million from Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (the “110 William Street Senior Mezzanine Loan”), and (iii) a junior mezzanine loan in the maximum amount of up to $33.8 million from Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (the “110 William Street Junior Mezzanine Loan”).

The loans under the Refinancing mature on March 7, 2019, with three one-year extension options. The 110 William Street Mortgage Loan bears interest at a floating rate of 2.2472% over one-month LIBOR. The 110 William Street Senior Mezzanine Loan and the 110 William Street Junior Mezzanine Loan bear interest at a floating rate of 6.25% over one-month LIBOR. The 110 William Joint Venture entered into three interest rate caps that effectively limit one-month LIBOR at 3.00% on $275.0 million of the Refinancing loans amount as of the effective date, up to $300.0 million, accreting according to a notional schedule, effective March 6, 2017 through March 7, 2019. The loans under the Refinancing have monthly payments that are interest-only with the entire unpaid principal balance and all outstanding interest and fees due at maturity. The Company has the right to prepay the loans in whole at any time or in part from time to time to the extent necessary, subject to the payment of certain expenses potentially incurred by the lender as a result of the prepayment, the payment of a prepayment premium and breakage costs in certain circumstances, and certain other conditions contained in the loan documents. At closing, $205.0 million had been disbursed from the 110 William Street Mortgage Loan to the 110 William Joint Venture with $27.3 million remaining available for future disbursements to be used for tenant improvements, leasing commissions and capital improvements, subject to certain terms and conditions contained in the loan documents. At closing, $29.85 million had been disbursed from the 110 William Street Senior Mezzanine Loan to the 110 William Joint Venture and $29.85 million had been disbursed from the 110 William Junior Mezzanine Loan to the 110 William Joint Venture, with $4.0 million remaining available under the 110 William Street Senior Mezzanine Loan and $4.0 million remaining available under the 110 William Street Junior Mezzanine Loan for future disbursements to be used for tenant improvements, leasing commissions and capital improvements, subject to certain terms and conditions contained in the loan documents under the 110 William Street Senior Mezzanine Loan and the 110 William Street Junior Mezzanine Loan.

Dividend approval:

In March 2017, the Company declared and paid a distribution of dividend in the amount of $ 6.7 million to the Owner.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6:-     SUBSEQUENT EVENTS

50 Congress Street Purchase and Sale Agreement:

On April 13, 2017, the Company entered into a purchase and sale agreement and escrow instructions for the sale of 50 Congress Street (an office building containing 179,872 rentable square feet located on approximately 0.4 acres of land in Boston, Massachusetts) to purchasers unaffiliated with the Company or the Advisor. Pursuant to the purchase and sale agreement, the sale price for 50 Congress Street is $79.0 million (Which is close to the book value), subject to certain concessions and credits that will be finalized at closing. There can be no assurance that the Company will complete the sale of 50 Congress Street. The purchasers would be obligated to purchase 50 Congress Street only after satisfaction of agreed upon closing conditions.

Partial Sale of Park Highlands

On May 1, 2017, the Company sold an aggregate of 102 acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits, of $18.4 million, excluding closing costs (Which is close to the book value). The purchasers are not affiliated with the Company or the Advisor.